NEW AGE ALPHA FUNDS TRUST

NAA Market Neutral Real Estate Fund (the “Fund”)

Class A (Ticker Symbol: GUMAX)

Class C (Ticker Symbol: GUMCX)

Institutional Class (Ticker Symbol: GUMNX)

Class P (Ticker Symbol: GUMPX)

Supplement dated December 9, 2024

To the Fund’s Prospectus and

Statement of Additional Information (“SAI”)

dated September 3, 2024 (as amended)

The Board of Trustees (the “Board”) of New Age Alpha Funds Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for NAA Market Neutral Real Estate Fund, which became effective on December 8, 2024. New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”), the Fund’s investment adviser, recommended that the Board approve the Plan due to the reduction in assets of the Fund following several large redemptions. Given the Fund’s reduced assets, it may no longer have a sufficient asset base to effectively use certain derivatives as part of its principal investment strategy. Additionally, the Adviser believes it will be unable to attract significant new investor interest to rebuild the Fund’s asset levels in the foreseeable future.

Given these challenges and business considerations, based on the Adviser recommendations, the Board has concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund is expected to liquidate at the close of business on December 20, 2024 (the “Liquidation Date”).

Effective immediately, the Fund is closed to new and subsequent investments. As shareholders redeem shares of the Fund between the date of this Supplement and the Liquidation Date, the Fund may not be able to maintain its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between the date of this Supplement and the Liquidation Date.

The Fund will declare a dividend to all holders of record on December 12, 2024 consisting of any undistributed income and capital gains (net of available capital loss carryovers). The dividend will be paid to shareholders on December 16, 2024, prior to the Liquidation Date, and will continue to be paid either in cash or in additional shares of the Fund, depending on each shareholder’s current election, as disclosed in the Prospectus. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in full liquidation of the Fund based on the instructions listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

You should read this Supplement in conjunction with the Prospectus and SAI dated September 3, 2024, each as may be amended from time to time, which provide information that you should know about the Fund. These documents are available upon request and without charge by calling the Fund at (833) 840-3937 or at the Fund’s website at www.naafunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE